                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 29, 2000, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated:  June 27, 2000                                   /s/ Jeffrey H. Smulyan
                                                        ------------------------
                                                        Jeffrey H. Smulyan

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 29, 2000, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated:  June 27, 2000                            /s/ Walter Z. Berger
                                                ----------------------
                                                Walter Z. Berger

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 29, 2000, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated:  June 27, 2000                           /s/ Richard A. Leventhal
                                               ------------------------
                                               Richard A. Leventhal

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 29, 2000, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.



Dated:  June 27, 2000                             /s/ Doyle L. Rose
                                                  -----------------
                                                  Doyle L. Rose

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 29, 2000, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated:  June 27, 2000                               /s/ Gary L. Kaseff
                                                    ------------------
                                                    Gary L. Kaseff

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, Walter Z. Berger, J. Scott Enright and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 29, 2000, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.



Dated:  June 27, 2000                                /s/ Greg A. Nathanson
                                                     ---------------------
                                                     Greg A. Nathanson